UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12

VERSO CORPORATION

(Name of Registrant as Specified In Its Charter)

LAPETUS CAPITAL II LLC

ATLAS CAPITAL RESOURCES II LP

ATLAS CAPITAL GP II LP

ATLAS CAPITAL RESOURCES GP II LLC

LAPETUS CAPITAL III LLC

ATLAS CAPITAL RESOURCES III LP

ATLAS CAPITAL GP III LP

ATLAS CAPITAL RESOURCES GP III LLC

ATLAS FRM LLC

ANDREW M. BURSKY

TIMOTHY J. FAZIO

BW COATED LLC

BLUE WOLF CAPITAL FUND IV, L.P.

BLUE WOLF CAPITAL ADVISORS IV, L.P.

BLUE WOLF CAPITAL ADVISORS IV, LLC

ADAM BLUMENTHAL

SEAN T. ERWIN

JEFFREY E. KIRT

TIMOTHY LOWE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On January 31, 2020, Verso Corporation, Lapetus Capital II LLC, and Blue Wolf Capital Advisors IV, LLC, issued a press release, the full text of which is attached hereto as Exhibit A and is incorporated herein by reference.

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